UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 1996






                           PARKER & PARSLEY 86-A, LTD.
             (Exact name of Registrant as specified in its charter)





            Texas                      33-3353A                75-2124884
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number        Identification Number)




303 West Wall, Suite 101, Midland, Texas                          79701
(Address of principal executive offices)                        (Zip code)



       Registrant's Telephone Number, including area code : (915) 683-4768


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)




                               Page 1 of 9 pages.


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     (a)   Description

           On June 14, 1996, Parker & Parsley 86-A, Ltd. (the "Registrant") sold its interests in four oil and gas properties to Costilla Energy, L.L.C. ("Costilla"), an unrelated party. The Registrant's interests in the wells were sold for net proceeds, after post closing adjustments, of $397,224. At December 31, 1995, the properties sold to Costilla contained proved reserves of 62,757 barrels of oil and 292,022 mcf of gas and had an aggregate SEC 10 value of $393,885.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (b)   Pro Forma Financial Information

           The accompanying unaudited pro forma financial information of the Registrant is presented to reflect the sale of oil and gas properties on June 14, 1996. The unaudited pro forma balance sheet is presented as if the sale of the oil and gas properties occurred at the balance sheet date and the unaudited pro forma statements of operations are presented as if the sale of properties occurred on January 1, 1995.

     (c)   Exhibits

           None


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                    Unaudited Pro Forma Financial Statements



       The Unaudited Pro Forma Financial Statements have been prepared to give effect to the sale of oil and gas properties on June 14, 1996. The Unaudited Pro Forma Financial Statements of the Registrant are not necessarily indicative of the financial results for the periods presented had the sale of properties taken place on January 1, 1995. In addition, future results may vary significantly from the results reflected in the accompanying Unaudited Pro Forma Financial Statements because of normal production declines and changes in product prices, among other factors. This information should be read in conjunction with the Financial Statements of the Registrant (and the related notes) included in the Annual Report on Form 10-K for the year ended December 31, 1995 and in the Quarterly Report on Form 10-Q for the three months ended March 31, 1996.


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                           PARKER & PARSLEY 86-A, LTD.

                        UNAUDITED PRO FORMA BALANCE SHEET
                              as of March 31, 1996



                                                  Pro Forma            Pro
                                    Historical     Entries            Forma
                                    -----------   ----------       -----------

              ASSETS

Current assets:
  Cash and cash equivalents         $    94,038   $  397,224 (a)   $   491,262
  Accounts receivable - oil and
   gas sales                            107,541                        107,541
                                     ----------                     ----------

    Total current assets                201,579                        598,803

Oil and gas properties - at cost,
 based on the successful efforts
 accounting method                    8,008,263     (803,716)(a)     7,204,547
   Accumulated depletion             (6,209,349)     562,570 (a)    (5,646,779)
                                     ----------                     ----------

    Net oil and gas properties        1,798,914                      1,557,768
                                     ----------                     ----------

                                    $ 2,000,493                    $ 2,156,571
                                     ==========                     ==========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable - affiliate      $    59,662                    $    59,662
Partners' capital:
  Limited partners (10,131
   interests)                         1,922,728      154,517 (a)     2,077,245
  Managing general partner               18,103        1,561 (a)        19,664
                                     ----------                     ----------

                                      1,940,831                      2,096,909
                                     ----------                     ----------

                                    $ 2,000,493                    $ 2,156,571
                                     ==========                     ==========







       See accompanying notes to unaudited pro forma financial statements.

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                           PARKER & PARSLEY 86-A, LTD.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                        Three months ended March 31, 1996



                                                         Assets         Pro
                                           Historical     Sold         Forma
                                           ----------   ---------    ----------
Revenues:
  Oil and gas sales                        $  216,043   $ (46,739)   $  169,304
  Interest income                               1,117          -          1,117
  Salvage income from equipment
   disposals                                   14,605          -         14,605
                                            ---------    --------     ---------

      Total revenues                          231,765     (46,739)      185,026

Cost and expenses:
  Production costs                            116,875     (14,692)      102,183
  General and administrative expenses           6,481      (1,402)        5,079
  Depletion                                    44,179      (7,017)       37,162
                                            ---------    --------     ---------

      Total costs and expenses                167,535     (23,111)      144,424
                                            ---------    --------     ---------

Net income                                 $   64,230   $ (23,628)   $   40,602
                                            =========    ========     =========

Allocation of net income:
  General partners                         $      642                $      406
                                            =========                 =========

  Limited partners                         $   63,588                $   40,196
                                            =========                 =========

Net income per limited partnership
 interest                                  $     6.28                $     3.97
                                            =========                 =========








       See accompanying notes to unaudited pro forma financial statements.

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                           PARKER & PARSLEY 86-A, LTD.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995





                                                      Assets         Pro
                                       Historical      Sold         Forma
                                       ----------   ----------    ----------
Revenues:
  Oil and gas sales                    $  791,896   $ (165,330)   $  626,566
  Interest income                           4,199           -          4,199
  Salvage income from equipment
   disposals                               11,463           -         11,463
                                        ---------    ---------     ---------

    Total revenues                        807,558     (165,330)      642,228

Cost and expenses:
  Production costs                        472,456      (93,627)      378,829
  General and administrative
   expenses                                23,757       (4,960)       18,797
  Depletion                               295,420      (33,423)      261,997
  Impairment of oil and gas
   properties                             548,293           -        548,293
                                        ---------    ---------     ---------

    Total costs and expenses            1,339,926     (132,010)    1,207,916
                                        ---------    ---------     ---------

Net loss                               $ (532,368)  $  (33,320)   $ (565,688)
                                        =========    =========     =========

Allocation of net loss:
  General partners                     $   (5,323)                $   (5,656)
                                        =========                  =========

  Limited partners                     $ (527,045)                $ (560,032)
                                        =========                  =========

Net loss per limited partnership
 interest                              $   (52.02)                $   (55.28)
                                        =========                  =========







       See accompanying notes to unaudited pro forma financial statements.

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                           PARKER & PARSLEY 86-A, LTD.

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      December 31, 1995 and March 31, 1996




NOTE 1.  BASIS OF PRESENTATION

      The accompanying unaudited pro forma financial information of Parker & Parsley 86-A, Ltd. (the "Registrant") is presented to reflect the sale of oil and gas properties to Costilla Energy, L.L.C. on June 14, 1996 (the "Assets Sold"). The unaudited pro forma balance sheet is presented as if the sale of the Assets Sold occurred at the balance sheet date and the unaudited pro forma statements of operations are presented as if the sale of the Assets Sold occurred on January 1, 1995.

          Historical - Represents the Registrant's balance sheet for March 31, 1996 and the Registrant's statements of operations for the three months ended March 31, 1996 and the year ended December 31, 1995.

          Assets Sold - Reflects the results of operations for the three months ended March 31, 1996 and the year ended December 31, 1995 from the oil and gas properties prior to their sale in 1996.

NOTE 2.  PRO FORMA ENTRIES

(a) To record the sale of the Assets Sold as if such sale had occurred on March 31, 1996. The aggregate cash proceeds of $397,224 were initially utilized to increase cash and cash equivalents and subsequently distributed to the partners.

NOTE 3.  OIL AND GAS INFORMATION

      The following unaudited pro forma supplemental information regarding the oil and gas activities of the Registrant is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission and Statement of Financial Accounting Standards No. 69, "Disclosures About Oil and Gas Producing Activities". The pro forma combined reserve information is presented as if the sale of the Assets Sold had occurred on January 1, 1995. Information for oil is presented in barrels (bbls) and for gas in thousands of cubic feet
(mcf).

      The Registrant emphasizes that reserve estimates are inherently imprecise and subject to revision. Accordingly, the estimates are expected to change as future information becomes available.


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      Set  forth  below  is a pro  forma  summary  of the  changes  in  the  net quantities of oil and natural gas reserves for the year ended December 31, 1995.

                                                 Oil (bbls)       Gas (mcf)
                                                 ----------       ---------

    Net proved reserves at January 1, 1995        281,022         1,235,039
    Revisions of previous estimates                 3,519            43,121
    Production                                    (25,325)         (115,159)
                                                  -------         ---------

    Net proved reserves at December 31, 1995      259,216         1,163,001
                                                  =======         =========

      The pro forma estimated present value of future net revenues of proved reserves, calculated using December 31, 1995 prices of $19.36 per barrel of oil and $1.76 per mcf of gas, discounted at 10%, was approximately $1,424,000 and undiscounted was $2,437,000 at December 31, 1995.


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                           PARKER & PARSLEY 86-A, LTD.



                               S I G N A T U R E S



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PARKER & PARSLEY 86-A, LTD.

                                  By:  Parker & Parsley Development L.P.,
                                        Managing General Partner
                                       By:  Parker & Parsley Petroleum USA, Inc.
                                            ("PPUSA"), General Partner




Dated: August 6, 1996             By:      /s/ Steven L. Beal
                                       ---------------------------------------
                                       Steven L. Beal, Senior Vice President
                                        and Chief Financial Officer of PPUSA



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